UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 19, 2016
Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4500 Lockhill Selma Road, Suite 150
San Antonio, Texas 78249
(210) 308-8267
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.
(a)
On October 19, 2016, GlobalSCAPE, Inc. (the “Company”) was notified that the partners of Padgett, Stratemann & Co., L.L.P. became partners of RSM US LLP and that Padgett, Stratemann & Co., L.L.P. resigned as the independent registered public accounting firm for the Company.

The audit reports of Padgett, Stratemann & Co., L.L.P. on the consolidated financial statements of GlobalSCAPE, Inc. and subsidiaries as of and for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
In connection with the audits of the Company's consolidated financial statements for each of the fiscal years ended December 31, 2015 and 2014 and through the date of this Current Report, there were: (i) no disagreements between the Company and Padgett, Stratemann & Co., L.L.P. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Padgett, Stratemann & Co., L.L.P., would have caused Padgett, Stratemann & Co., L.L.P. to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S‐K.
The Company has provided Padgett, Stratemann & Co., L.L.P. a copy of the disclosures in this Form 8‐K and has requested that Padgett, Stratemann & Co., L.L.P. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Padgett, Stratemann & Co., L.L.P. agrees with the Company's statements in this Item 4.01(a).  A copy of the letter dated October 19, 2016 furnished by Padgett, Stratemann & Co., L.L.P. in response to that request is filed as Exhibit 16.1 to this Form 8‐K.
(b)
On October 19, 2016, RSM US LLP was appointed as the Company’s new independent registered public accounting firm.  The decision to engage RSM US LLP was approved by the audit committee of the board of directors.  During the Company’s two most recent fiscal years ended December 31, 2105 and 2014 and through October 19, 2016,  the Company did not consult with RSM US LLP on (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that may be rendered on the Company’s financial statements, and RSM US LLP did not provide either a written report or oral advice to the Company that RSM US LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (c) any matter that was either the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S‐K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S‐K.

Item 9.01.  Financial Statements and Exhibits.
(d)	Exhibits.
16.1          Letter Regarding Change in Certifying Accountant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.
By:	/s/ James W. Albrecht, Jr.
James W. Albrecht, Jr. Chief Financial Officer
Dated:	October 21, 2016